Tuesday, May 08, 2012 © Carbonite, Inc | Company Confidential Carbonite, Inc. (NASDAQ: CARB) Investor Presentation May 2012 1 Exhibit 99.1

© Carbonite, Inc | Company Confidential
Safe Harbor Statement
Cautionary Language Concerning Forward-Looking Statements
These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of
1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements represent the Company’s views as of the date that they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team.
Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,”
“will,” “might,” “could,” “intend,” and any variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, and our expectations concerning market opportunities and our ability to capitalize on them. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to profitably attract new customers and retain existing customers, the Company’s dependence on the market for online computer backup services, the Company’s ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the
Internet and the information technology industry. These and other important risk factors are discussed or referenced in our Quarterly
Report on Form 10-Q for the fiscal quarter ended March 31, 2012, which is available on
www.sec.gov,
under the heading “Risk
Factors” and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. The Company anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law or regulation, the Company does not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

© Carbonite, Inc | Company Confidential
Rapid growth
in bookings, customers and revenue
Highly scalable
subscription-based model with strong visibility
New products
driving higher ASP, ARPU and margins
High retention rates
Approaching
free cash flow breakeven
Financial highlights

© Carbonite, Inc | Company Confidential
Consistent bookings growth
Highly predictable subscription-based model with consistent  bookings growth
Source: Carbonite SEC Filings
Note: Bookings during a period is defined as revenue recognized during the period plus change in deferred revenue. See appendix for a reconciliation of bookings to revenue for the periods presented.

5 © Carbonite, Inc | Company Confidential Rapid revenue growth Predictable revenue growth: record revenue every quarter since launch Source: Carbonite SEC Filings

© Carbonite, Inc | Company Confidential
Our highly scalable business model
High lifetime value
Highly scalable
Strong visibility
Significant operating leverage
Cumulative gross margin per customer
$38
$78
$119
$159
$240
Source: Carbonite filings and management estimates
Based on 1 year Home subscription, 5.99 year customer life based on 85.7% annual retention rate for today’s core business and cost structure. Does not account for projected future decline in storage, bandwidth costs or customer support. Excludes stock based compensation. CAC represents $43.14 average customer acquisition costs based on full year 2011 advertising expense/
new bookings during the same period times $59 purchase price for a one year Home product subscription.
Year 1 % rev Lifetime % rev
Revenue per customer $59 100% $354 100%
Depreciation & hosting (13) (22%) (80) (23%)
Customer support (8) (14%) (34) (10%)
Gross margin $38 64% $240 68%
$200
Business model illustration
5.6x gross
margin return
on CAC

Tuesday, May 08, 2012
© Carbonite, Inc | Company Confidential
Increasing revenue per customer
Consistent growth in revenue per customer, with further upside potential from the recently launched Consumer and SMB offerings
Price increase and release of second
generation business products
Release of first generation
business product
Price increase
Release of two new
consumer products
Source: Carbonite filings
Note: Calculated as revenue for any given quarter divided by the average number of subscribers during that quarter. Average number of subscribers is the sum of the total number of subscribers at the end of a quarter plus the total number of subscribers at the end of the prior quarter, divided by 2.

© Carbonite, Inc | Company Confidential
Mix shift toward new products
Adoption and upsell upon renewal ramps over time
Higher ASP and higher gross margins
Rapid decline in storage costs at ~30-40% per year
4 year depreciable life, delayed impact to P&L
Temporary flattening in 2012 from Thailand flooding
Unlimited free support: major differentiator to our offerings
50% of  lifetime support contacts during trial and year 1,
remainder over next ~5 years of a customer's life
Electricity and broadband: largest components of COS
after support and depreciation
Datacenter locations moving to lower cost electricity areas
Economies achieved by increasing equipment density
High BB consumption during initial upload
Purchasing power at scale
Source: Carbonite filings and management estimates. Support excludes stock based compensation expense.
Drivers of margin expansion
*2011  Included transition
of support to US

Tuesday, May 08, 2012
© Carbonite, Inc | Company Confidential
Strong customer retention
Consistently high customer retention rates, key to our model
Overall includes discontinued channel including force
churn customers (20K in Q3 2011 and 15K in Q1 12)

Source: Carbonite filings
Note: Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period.
Channel sales being deliberately phased out.

© Carbonite, Inc | Company Confidential
Business model with declining costs per customer leading to
expanding margin profile:
Gross profit
per customer
Source: Carbonite SEC Filings
1. Adjusted for stock-based compensation and amortization of intangibles.
Improving margins
Gross Margin
*2011 included costs of transition support to US
and duplicate datacenter cost
(DC relocation completed end of Q1 2012)
1
1

Revenue and free cash flow trajectory (in million’s)
Source: Carbonite filings
2012 FCF expectation and revenue at mid point of guidance range provided in Q1 2012 earnings release.
FCF expected at or near breakeven and excludes cash impact of non GAAP adjustments
Revenue
FCF (Burn)

© Carbonite, Inc | Company Confidential

© Carbonite, Inc | Company Confidential
Long term financial model
Financial metric
Historical performance¹
LT Objectives²
2008 2009 2010 2011 % of revenue
Revenue 100% 100% 100% 100% 100%
Gross margin* 48% 53% 58% 62% 76-78%
Research & development* 56% 32% 28% 26% 19-21%
General & administrative* 28% 12% 10% 9% 8-9%
Sales & marketing* 179% 110% 86% 62% 34-36%
EBITDA margin* (197%) (85%) (53%) (22%) 20-25%
FCF margin* (151%) (42%) (32%) (10%) 25-30%
1. Source: Carbonite filings. Financials exclude stock based compensation, amortization of intangibles and patent litigation expenses.
2. These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions,which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.
Business model with significant operating leverage
* Percent of revenue

© Carbonite, Inc | Company Confidential
Strong balance sheet
Cash and short-term investments $68.1
Working capital (deficit) $9.1
Total assets $98.3
Deferred revenue, including current portion $65.6
Total liabilities $78.5
Total stockholders’ equity (deficit) $19.9
Source: Carbonite SEC Filings
$ in millions
As of March 31, 2012
($mm)

© Carbonite, Inc | Company Confidential
Investment highlights
•
Enormous world-wide market opportunity
•
“Category killer” with established brand leadership
•
Personal cloud important market opportunity
•
Proprietary technology & scale
•
Strong competitive advantages
•
Proven direct marketing expertise
•
Multiple avenues for sustained growth

© Carbonite, Inc | Company Confidential Questions? 15

© Carbonite, Inc | Company Confidential
Non-GAAP reconciliation
Source: Carbonite SEC Filings
1. Excludes $586k from acquisitions
$ in thousands 2008 2009 2010 2011 Q1 2012
Revenue $8,202 $19,114 $38,563 $60,512 18,547
Plus: Change in deferred revenue 5,867 13,743 15,578 20,388 (1) 5,947
Bookings $14,069 $32,857 $54,141 $80,900 $24,494
$ in thousands 2008 2009 2010 2011 Q1 2012
GAAP Loss from Operations $(17,852) $(19,602) $(25,896) $(23,554) $(9,103)
Add: Stock-based Compensation 203 390 542 1,445 956
Add: Amortization of Intangibles 0 0 0 155 67
Add: Patent Litigation Expenses 0 0 39 966 207
Add: Lease exit charge 0 0 0 0 1,174
Non-GAAP Loss from Operations $(17,649) $(19,212) $(25,315) $(20,988) $(6,699)
Plus: D&A Less Amort. Of Intangibles 1,481 2,977 5,060 7,715 2,337
Adjusted EBITDA $(16,168) $(16,235) $(20,255) $(13,273) $(4,362)